THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Variable Appreciable Account

PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Appreciable Account
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated August 28, 2015,
to
Prospectuses dated May 1, 2015,
 for
 PruLife® Custom Premier II Variable Universal Life Contracts,
VUL Protector® Variable Universal Life Contracts,
Variable Appreciable Life Insurance Contracts, and
MPremierSM VUL Contracts

This Supplement should be read and retained with the current Prospectus for your Variable Life Insurance Contract. This Supplement is intended to update certain information in the Prospectus for your Variable Life Insurance Contract. If you would like another copy of the current Prospectus, please contact us at (800) 778-2255.

We were notified of a problem with our affiliated Trusts' accounting agent's system on Monday, August 24, 2015.  Due to a system problem, the values of the units for certain Sub-accounts may reflect pricing and holdings as of a prior date and/or may not have been reported accurately.  Once the accurate unit prices of the Sub-accounts are received by us and verified by the Trusts' third-party accounting agent, we will correct all account values and transactions, as needed, to reflect the correct unit values.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP103
PCP2, PCP214, PCP215, VULP14, VULP15, VAL, MPVUL